Advancing medicines. Solving problems. Improving lives. September 2024 Second Quarter 2026 Earnings Supplemental Materials August 11, 2026

© 2026 Aquestive Therapeutics, Inc. 2 Disclaimer Certain statements in this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement and related timing of our product candidate Anaphylm (dibutepinephrine) sublingual film through clinical development and approval by the FDA, including our ability to address the concerns raised by the FDA in the CRL dated January 30, 2026 and the Type A meeting with the FDA, and the timing of our resubmission and FDA review of the NDA; the advancement and related timing of potential international regulatory filings and marketing authorizations for Anaphylm outside of the U.S.; that Anaphylm will be the first and only oral administration of epinephrine, if Anaphylm is approved by the FDA; the advancement, growth and related timing of our AdrenaVerse pipeline epinephrine prodrugs, including AQST-108 (epinephrine) topical gel, through clinical development and the FDA regulatory approval process, including with respect to the design and timing of clinical studies, including those necessary to support the targeted indications of alopecia areata and atopic dermatitis, and potential other future treatment indications for AQST-108; the mechanism of action of AQST-108 to reduce inflammation; the future commercial opportunity of Anaphylm and AQST-108 should these product candidates be approved by the FDA; anticipated timelines, milestones, and guidance relating to regulatory submissions, clinical studies, regulatory interactions, and potential approvals, which are subject to change based on regulatory feedback, protocol alignment, data sufficiency, and other factors outside the Company’s control; the potential benefits our product candidates could bring to patients, including with respect to Anaphylm, and AQST-108, if these product candidates are approved by the FDA, and acceptance by patients, prescribers and payors of our product candidates as an alternative to existing standards of care for the targeted medical indication of these product candidates; our cash requirements, cash funding and cash burn; short-term and longer term liquidity, including access to additional funds if Anaphylm is approved by the FDA, and the ability to fund our business operations and key objectives in 2026 and beyond, including the launch of Anaphylm, if approved by the FDA; our growth and future financial and operating results and financial position, including with respect to our 2026 financial outlook; and business strategies, market opportunities, and other statements that are not historical facts. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with our development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans, including those relating to Anaphylm, AQST-108, and our other product candidates; risks related to our existing indebtedness and potential future obligations under our Credit Agreement, including the risk that, should Anaphylm receive FDA approval, our indebtedness will increase substantially, and there is no assurance that revenues from the commercialization of Anaphylm will be sufficient to service or repay such obligations; and that, if Anaphylm does not receive FDA approval, we will be required to maintain larger cash reserves to fund ongoing operations and will not be able to deploy those funds for other purposes; risks that restrictive covenants contained in our Credit Agreement could limit our operational flexibility, including restrict our ability to incur additional indebtedness or make investments, and impair our ability to raise additional capital when needed; risk of delays in advancement of the regulatory approval process through the FDA of our product candidates, including the filing of the respective NDAs, for Anaphylm, AQST-108, Libervant and other product candidates, or failure to receive FDA approval at all for any of these product candidates; risk of FDA inspections of manufacturing and clinical study sites for any of our product candidates, including Anaphylm; risk of government shutdowns or actions to reduce government workforces on the ability of the FDA to act on the approval of our product candidates, including Anaphylm; risk of the Company’s ability to generate sufficient clinical and other human factor data, including with respect to our submission of pharmacokinetics and pharmacodynamics (PK/PD) comparability data for FDA approval of Anaphylm; risks associated with our ability to address the FDA’s comments on and identified deficiencies in our NDA for Anaphylm, including the concerns raised by the FDA in the CRL and Type A Meeting; risks associated with the success of any competing products, including generics; risks and uncertainties inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of a sales and marketing capability for commercialization of our product candidates, including Anaphylm, if approved by the FDA; risks associated with the potential impact on the value of the Company of the sale or outlicensing of our product and product candidates, including Libervant and Anaphylm and other product candidates; risk of insufficient capital and cash resources, including insufficient access to available debt and equity financing, including under our ATM facility and the RTW Funding Agreement, and revenues from operations, to satisfy all of our short-term and longer-term liquidity and cash requirements to support our growth strategy, and other cash needs, at the times and in the amounts needed, and to fund future clinical development and commercial activities for our product candidates, including Anaphylm, AQST-108 and Libervant should these product candidates be approved by the FDA; risk of the impact of our obligations under the Company's Purchase Agreement and the Royalty Rights Agreement with third parties, each of which agreements requires the Company to make payments to each counterparty thereof, respectively, of a portion of our revenues, on our ability to contribute to the funding of our operations and the payment of interest on our debt; risk that our manufacturing capabilities will be insufficient to support demand of our product candidates in the U.S. and abroad, including Anaphylm, if such product candidates should be approved by the FDA and other regulatory authorities, and our licensed products in the U.S. and abroad; risk of eroding market share for Suboxone® as a sunsetting product, which accounts for a substantial part of our current operating revenue; risk of default of our debt instruments; risks related to the outsourcing of certain sales, marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance in the U.S. and abroad of Anaphylm, AQST- 108, Libervant and our other product candidates, should these product candidates be approved by the FDA and other regulatory authorities, and for our licensed products in the U.S. and abroad; risk associated with the size and growth of our product markets; risk associated with our compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to our products; risk that our patent applications for our product candidates, including for Anaphylm, will not be timely issued, or issued at all, by the United States Patent and Trademark Office (PTO) or, if issued, will be sufficient to provide long-term commercial success of these product candidates; risk of unexpected patent developments; risk of legislation and regulatory actions and changes in laws or regulations affecting our business, including relating to our products and product candidates and product pricing, reimbursement or access therefor; risk of loss of significant customers; risks related to claims and legal proceedings against us including patent infringement, securities, business torts, investigative, product safety or efficacy and antitrust litigation matters; risk of product recalls and withdrawals; risks related to any disruptions in our information technology networks and systems, including the impact of cybersecurity attacks; risk of increased cybersecurity attacks and data accessibility disruptions due to remote working arrangements; risk of adverse developments affecting the financial services industry; risks related to inflation and changing interest rates; risks related to the impact of pandemic diseases on our business; risks and uncertainties related to general economic, political (including the Ukraine, Israel and Iran wars and other acts of war and terrorism), business, industry, regulatory, financial and market conditions and other unusual items; risks related to uncertainty about presidential administration initiatives and their impact on our business, including imposition of government tariffs and other trade restrictions; and other uncertainties affecting the Company including those described in the "Risk Factors" section included in the Annual Report on Form 10-K. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this presentation whether as a result of new information, future events or otherwise, except as may be required by applicable law. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. PharmFilm®, Libervant® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. The trade name “Anaphylm” for AQST-109 has been conditionally approved by the FDA. Final approval of the Anaphylm proprietary name is conditioned on FDA approval of the product candidate, AQST-109. All other registered trademarks referenced herein are the property of their respective owners.

3 Q2 2026 Earnings key messages Anaphylm (dibutepinephrine) sublingual film for severe allergic reactions, including anaphylaxis • On track to resubmit the Anaphylm New Drug Application (NDA) in Q3 2026 • Successfully completed the required human factors and pharmacokinetic studies needed to resubmit NDA to FDA¹ • On track to submit a regulatory application to Health Canada in Q4 2026 AQST-108 (epinephrine) topical gel and the expansion of AdrenaVerse platform • Planning to conduct additional pre-clinical and clinical studies for AQST-108 in 2H2026/1H2027 Strengthened balance sheet provides needed cash to support Anaphylm approval and launch • Ended Q2 2026 with approximately $98.5 million in cash and cash equivalents • Anticipate $75 million from the RTW Strategic Funding Agreement upon Anaphylm approval • Anticipate $20 million in additional debt financing from Oak Tree upon Anaphylm approval • Continue to evaluate out-licensing opportunities for Libervant® in the U.S. and Anaphylm ex- U.S. 1. HF and Clinical Supplemental Slides dated August 10 are available on the Investor page of the Aquestive Therapeutics, Inc. website in the Events and Presentations section.

4 The epinephrine market continues to grow¹ 1. Aquestive Therapeutics, Inc, Data of File. - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 5,000,000 Prior 4 QTRs Current 4 QTRs 3Q 4Q 1Q 2Q +3.4% EPI MARKET TRX COUNT +6.9% +7.2% +9.4% • Epinephrine market continues to grow – quarter over quarter growth is strong including “off season” quarters 3Q’24 – 2Q’25 3Q’25 – 2Q’26

5 AQST-108 (epinephrine) topical gel

AQST-108 has the potential to harness the benefits of a topical gel with prodrug technology

Administration process

1. Topical gel applied to affected skin (epidermis)
2. AQST-108 penetrates to dermis layer and converts slowly over time
3. AQST-108 converts to via interstitial esterases
4. Localized effect: early studies indicate almost no conversion to **systemic** epinephrine

AQST-108 structure & conversion


Interstitial esterases

L-Dipivefrin Pivaloyl ester of L-epinephrine | **L-epinephrine** (active) | **Pivalic Acid** (inactive) | **Pivalic Acid** (inactive)

Early proof points


AQST-108 topical gel
Dipivefrin prodrug
Local epinephrine in skin
Carboxylesterase conversion
Clinical — seen in AD patients, 108103
TSLP suppression
↓ direct sensory-nerve firing
Chemokine reduction
↓ CCL3, CCL4 in patients
Preclinical and human-cell in vitro
Mast-cell stabilization
↓ histamine, tryptase, MRGPRX2
NF-κB modulation
↓ IL-31, the itch cytokine
Th2/Th1 rebalancing
↓ IL-4/IL-13 nerve priming
Less immune-cell traffic
↓ VCAM-1, TNFα, ITAC, IL-8
Desired clinical outcome
Reduced itch
≥4-point WI-NRS reduction vs placebo

Aquestive® 6

7 AQST-108 has the potential to weaken the inflammatory amplification loop Potential for AQST-108 downregulation

8 Atopic dermatitis (AD) treatment landscape

~27.5M prevalent AD patients, ~3M of whom are actively managed; ~90% of patients have mild-moderate AD, which is historically pharmacologically underserved

AD Treated Population

Diagnosed Prevalence [1, 2, 3]: ~27.5M

Claims -Identified Diagnosed [4]: ~9.5M

Actively Managed [4]: ~3.0M

Claims analysis estimates ~3M actively managed AD patients

- This is likely an underestimate that excludes patients treated with OTCs (moisturizers, emollients, low-dose steroids)

AD Segmentation

Age [1, 2, 3]



8.7 M
Pediatric
Total:
~27.5M*
18.8 M
Adults

Severity [1]

~60% Mild	~29% Moderate	~11% Severe

1. Chiesa Fuxench ZC et al., Atopic Dermatitis in America Study: A Cross-Sectional Study J Invest Dermatol. 2019 Mar;139(3):583-590. doi: 10.1016/j.jid.2018.08.028. Epub 2018 Oct 30. PMID: 30389491; 2. “Prevalence of atopic dermatitis in the United States from 2021 to 2024.” Journal of the American Academy of Dermatology, vol. 94, no. 2, 2025; 3. Silverberg JI, et al., Atopic dermatitis in the pediatric population: A cross-sectional, international epidemiologic study. Ann Allergy Asthma Immunol. 2021 Apr;126(4):417-428.e2. doi: 10.1016/j.anai.2020.12.020. Epub 2021 Jan 6. PMID: 33421555; 4. Symphony Claims Database, Accessed May 2026;
*Sanofi, Arcutis, and Organon all cite 26M, with 16.5M adults and 9.6M pediatrics, from the National Eczema Association as their US prevalence estimates

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The AD market remains receptive to therapies that address unmet needs and offer improvements over existing treatment attributes

Product Attributes of Branded Topicals

Later Entry to AD Market →

	Opzelura (ruxolitinib) cream 1.5%	ZORYVE (roflumilast) cream	VTAMA (tapinarof) cream 1%
Patient Age at Launch	12+ years	**6+ years**	**2+ years**
Severity	Mild-to-Mod	Mild-to-Mod	**Not restricted by severity***
MOA	**First topical JAK approved**	PDE4	**First topical AhR approved**
Dosing	Twice Daily	**Once Daily**	Once Daily
ROA	Topical Cream		
Efficacy	**62%**	45%	57%
Durability	Non-continuous treatment	No long-term claim	**Treatment-free effect claim**
Safety (% TEAEs)	27% + ***Black Box Warning***	**22%**	41%

No Improvement / Neutral

Improvement over Previously Approved Branded Topicals

*Does not specify mild-moderate on-label

TEAEs = Treatment-Emergent Adverse Events; FDA on-label indications, accessed May 2026; AQST-108 TPP; Market Research Interviews conducted June-July 2026, N=20 HCPs and N=10 Patients/Caregivers

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11 Existing topical dermatological franchises highlight the commercial potential of addressing multiple dermatologic and immunologic indications over time 1. EvaluatePharma, accessed July 2026; Vtama sales not reported by EP $359M $416M $303M $390M $167M $105M $293M $150M $259M $917M $1,525M 2026 2030 (projected) Psoriasis Atopic Dermatitis Future Indications* Vitiligo Atopic Dermatitis O pz el ur a Zo ry ve Branded Topicals Portfolio Revenue1 AST-108 has the potential for expansion into additional dermatologic and immunologic indications

12 Upcoming Milestones & Second Quarter 2026 Results

13 Recently completed and upcoming expected key milestones AQST – 108 Q1 2027Q2 2026 Q3 2026 Q4 2026 Anaphylm Canadian Regulatory Filing NDA Resubmission Preclinical tox studies SAD/MAD¹ dose finding study Completed Clinical PK Study Completed Human Factors Study Launch Anaphylm, if approved by the FDA EMA Regulatory Filing 1. SAD is a Single Ascending Dose Study and MAD is a Multi-dose Ascending Study.

14 Cash management remains on track $60.5 $129.1 $121.2 $110.7 $98.5 0 20 40 60 80 100 120 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 U SD (M illi on s) Ending Cash Balance by Quarter

15 46,241 45,328 42,516 34,418 43,838 43,032 27,262 37,204 43,801 47,250 33,320 47,909 0 10,000 20,000 30,000 40,000 50,000 60,000 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 D O SE S SH IP PE D (0 00 ’S ) QUARTER Doses Shipped by Quarter Manufacturing operations continue to generate cash

16 2026 Guidance as of August 11, 2026 2026 Outlook • Total revenues of approximately $46-$50 million • Non-GAAP adjusted EBITDA loss of approximately $35-$30 million

17 Thank You